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                                                                   Exhibit 10.1



                    SECOND AMENDMENT TO FORBEARANCE AGREEMENT

         THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT (this "AGREEMENT") is made this 11th day of February, 2003 by and among:

         SILICON VALLEY BANK (the "LENDER"), a bank organized under the laws of the State of California with its principal place of business at 3003 Tasman Drive, Santa Clara, California and with a loan production office located at 2221 Washington Street, Suite 200, Newton, Massachusetts doing business under the name "Silicon Valley East";

         SATCON TECHNOLOGY CORPORATION, SATCON POWER SYSTEMS, INC., SATCON APPLIED TECHNOLOGY, INC., SATCON ELECTRONICS, INC., AND SATCON POWER SYSTEMS CANADA LTD. (individually and collectively, jointly and severally, the "BORROWER"), Delaware corporations (other than SatCon Power Systems Canada Ltd. which is organized under the laws of the Province of Ontario, Canada) with offices located at 161 First Street, Cambridge, Massachusetts;

                                   BACKGROUND

         Reference is made to the loan arrangement maintained between the Lender and the Borrower, evidenced by, among other things, a certain Loan and Security Agreement dated as of September 13, 2002 (the "LOAN AGREEMENT"), as affected by a certain Forbearance Agreement entered into by the Lender and the Borrower dated as of December 19, 2002, as amended on January 17, 2003 (as amended, the "FORBEARANCE AGREEMENT"). Hereinafter, the Loan Agreement, the Forbearance Agreement and all documents, instruments, and agreements incidental thereto shall be referred to collectively as the "LOAN DOCUMENTS". Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings as defined in the Forbearance Agreement.

         The Borrower has requested that the Lender revise certain terms of the Forbearance Agreement relating to Termination Events and Lender has agreed, but only upon the terms and conditions set forth herein.

         Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Lender and the Borrower, as follows:

                         ACKNOWLEDGMENT OF INDEBTEDNESS

         1. The Borrower hereby acknowledges and agrees that it is unconditionally liable to the Lender for the following amounts in accordance with the terms of the Loan Documents and this Agreement, as of February 11, 2003:

                  (a)      Revolving Loans:

                                  Principal:                 $196,991.49


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                  (b)      For any additional principal advances and all
                           interest heretofore or hereafter accruing, and all fees, penalties, costs, expenses, and costs of collection (including attorneys' fees and expenses) heretofore or hereafter incurred by the Lender in connection with the Loan Documents.

                  (c) Hereinafter all amounts due as set forth in this Paragraph 1 and all other amounts payable pursuant to the terms of the Loan Documents, shall be referred to collectively as the "OBLIGATIONS".

                                WAIVER OF CLAIMS

         2. The Borrower hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, or assigns with respect to the Loan Documents, the Obligations, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Lender, and its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns from any liability therefor.

                         RATIFICATION OF LOAN DOCUMENTS

         3. The Borrower hereby ratifies, confirms, and reaffirms all and singular the terms and conditions of the Loan Documents. The Borrower further acknowledges and agrees that, except as specifically modified in this Agreement, all terms and conditions of the Loan Documents shall remain in full force and effect including, without limitation, the requirement of the payment of the Additional Fees set forth in Section 11 of the Forbearance Agreement.

                       AMENDMENTS TO FORBEARANCE AGREEMENT

         4.       The Forbearance Agreement is hereby amended as follows:

                           (i) Section 5 of the Forbearance Agreement is hereby amended by deleting same in its entirety and replacing it with the following:

                           "The Borrower acknowledges and agrees that during the term of this Forbearance Agreement, the Lender shall have no obligation to make any further Loans or other advances to the Borrower. Notwithstanding the foregoing, the Lender shall, on or about February 11, 2003, provide a Loan to the Borrower in the amount of $245,000.00. The making of such Loan shall not constitute a waiver of any Event of Default, whether now existing or hereafter arising, nor shall the making of such Loan obligate the Lender to make any future Loans or advances to the Borrower."


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                           (ii) Section 11 (ii) of the Forbearance Agreement is
                           hereby amended by deleting the text "January 25, 2003" set forth therein the first time it appears and substituting the text "February 15, 2003" therefor.

                           (iii) Section 11(ii) of the Forbearance Agreement is hereby further amended to provide for the Additional Fees in the amount of $10,000.00 currently payable on Monday of each week to be paid on Thursday of each week from and after the date hereof.

                           (iv) Section 12 (a) of the Forbearance Agreement is hereby amended by deleting same in its entirety and substituting the text "February 15, 2003" therefor.

                                ENTIRE AGREEMENT

         5. This Agreement shall be binding upon the Borrower and the Borrower's respective employees, representatives, successors, and assigns, and shall inure to the benefit of the parties and their successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrower and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding.

                            CONSTRUCTION OF AGREEMENT

         6. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

                  (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

                  (b) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lender and the Borrower, the provisions of this Agreement shall govern and control.


                         ILLEGALITY OR UNENFORCEABILITY

         7. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.


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                               INFORMED EXECUTION

         8. The Borrower warrants and represents to the Lender that the Borrower has read and understands all of the terms and conditions of this Agreement, intends to be bound by the terms and conditions of this Agreement, and is executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of its own selection.

         IN WITNESS WHEREOF, this Agreement has been executed as of the 11th day of February, 2003.


                                                "BORROWER"

                                                SATCON TECHNOLOGY CORPORATION

                                                By: /s/ RALPH M. NORWOOD
                                                   ----------------------------
                                                    Title: VP & CFO


                                                SATCON POWER SYSTEMS, INC.

                                                By: /s/ RALPH M. NORWOOD
                                                    ---------------------------
                                                    Title: VP & CFO


                                                SATCON APPLIED TECHNOLOGY, INC.

                                                By: /s/ RALPH M. NORWOOD
                                                    ---------------------------
                                                    Title: VP & CFO


                                                SATCON ELECTRONICS, INC.

                                                By: /s/ RALPH M. NORWOOD
                                                    ---------------------------
                                                    Title: VP & CFO


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                                                SATCON POWER SYSTEMS CANADA
                                                LTD

                                                By: /s/ RALPH M. NORWOOD
                                                    ---------------------------
                                                    Title: VP & CFO


                                                "LENDER"

                                                 SILICON VALLEY BANK

                                                 By: /s/ JOHN K. PECK
                                                     --------------------------
                                                     Title: VICE PRESIDENT


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